Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERICAN SCIENCE AND ENGINEERING, INC.

REPORTS THIRD QUARTER FISCAL YEAR 2004 RESULTS

BILLERICA, Mass. – January 22, 2004 – American Science and Engineering, Inc. (AMEX: ASE) (AS&E®) reported revenue of $16,266,000, a net loss of $422,000 and a loss per share of $0.06 for the third quarter (ended December 31, 2003) of fiscal year 2004.  This compares to reported revenue of $17,220,000, a net loss of $1,058,000 and a loss per share of $0.15 for the third quarter of the prior fiscal year.

Included in other income (expense) for the quarters ended December 31, 2003 and December 31, 2002 was $52,000 and $592,000, respectively, of expense representing the change in the “mark to market” value during the period of the outstanding warrants issued in connection with the private placement of common stock in May 2002.

“We are disappointed with the quarterly results,” commented Anthony Fabiano, President and CEO.  “We had a strong start to fiscal year ‘04, but we had two issues in the third quarter that negatively impacted our results.  The first issue, a shipping delay, has been resolved as the MobileSearch™ truck has been received at its destination port and consequently, the revenue for the system will be recognized in the fourth quarter.   Additional cost overruns associated with one of our CargoSearch™ projects also had a negative impact on operating results.  However, these declines were offset in part by increases in field service revenue. In addition, bookings of the Z® Backscatter Van™ continue with the sale of the eighth system to a U.S. Government Agency for counterterrorism applications.

“Our top priority is to become consistently profitable,” Fabiano said. “Operationally, we have strengthened the management team with the addition of Ken Breur as Vice President of Operations. Ken has 25 years experience in manufacturing operations and engineering.  His team will focus on product cost reduction and improved operational performance. We have reorganized our Product Management department with the promotion of Paul Grazewski to Vice President of Product Management. Paul’s team will focus on product improvements, new product development and cycle-time reduction. We continue to assess every level of the organization with the goal of increasing revenue, improving margins, and growing backlog.”

As previously announced, Anthony Fabiano, President and CEO, and Ted Owens, Executive Vice President and CFO, will host a conference call on Thursday, January 22 at 11 a.m. ET to discuss the results and respond to questions. To participate in the call, please dial (800) 283-8310 at least 10 minutes prior to starting time. For international participants, dial (706) 634-0899. The conference identification number is 5060350.

An audio replay of the teleconference will be available, in its entirety, starting at 1 p.m. ET for a 48-hour period by dialing (800) 642-1687. Internationally, please dial (706) 645-9291. The conference identification number is 5060350. The replay will also be available at http://www.as-e.com/investor/investor.html following the conference.

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ABOUT AS&E®

AS&E develops and manufactures sophisticated X-ray inspection products for critical detection and security applications. These systems are solving an expanding range of inspection problems including detecting car and truck bombs, combating weapons smuggling, and imaging cargo to expose trade fraud and illegal immigration. AS&E’s patented Z® Backscatter technology detects plastic explosives, illegal drugs, and other contraband, even when artfully concealed in complex backgrounds by terrorists and smugglers. AS&E’s Shaped EnergyTM X-ray inspection systems combine material discrimination features of Z® Backscatter imaging with the penetration capability of high-energy X-rays for dense cargoes, without the problems caused by excessive radiation. AS&E’s High Energy Systems Division manufactures linear accelerators for a variety of applications including medical, scientific, security, electron beam curing and non-destructive testing. AS&E is ISO 9001:2000 registered. For more information on AS&E products and technologies, please visit http://www.as-e.com.

AS&E, CargoSearch, MobileSearch, Z Backscatter, Z Backscatter Van, and Shaped Energy are registered trademarks or trademarks of American Science and Engineering, Inc.

For more information:

Ted Owens

American Science and Engineering, Inc.

(978) 262-8700

Safe Harbor Statement

This press release contains statements concerning AS&E’s financial performance, markets and business operations that may be considered ``forward-looking’’ under applicable securities laws. AS&E wishes to caution readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from those projected in the forward-looking statements contained herein include the following: significant reductions or delays in procurements of the Company’s systems by the United States and other governments; disruption in the supply of any sole-source component incorporated into AS&E’s products and other factors which may cause delays in production and delivery schedules; litigation seeking to restrict the use of intellectual property used by the Company; potential product liability claims against the Company; failure of any of our products to meet performance requirements or to continue to operate reliably because of unexpected design flaws or manufacturing defects; global political trends and events which affect public perception of the threat presented by drugs, explosives and other contraband; global economic developments and the ability of governments and private organizations to fund purchases of the Company’s products to address such threats; and the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth and future delays in federal funding. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in AS&E’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. AS&E undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or change in future operating results, financial condition or business over time.

AMERICAN SCIENCE AND ENGINEERING, INC.

CONSOLIDATED FINANCIAL SUMMARY

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Net sales and contract revenues	$16,266	$17,220	$51,833	$49,073

Gross profit	4,459	3,878	14,673	10,730

Selling, general, and administrative expenses	3,354	3,055	10,287	10,003

Research and development expenses	1,635	1,342	4,099	4,865

Operating income (loss)	(530)	(519)	287	(4,138)

Other income (expense) (Note 1)	12	(539)	(272)	1,474

Income (loss) before provision for income taxes	(518)	(1,058)	15	(2,664)

Provision for income taxes	(96)	—	(96)	—

Net income (loss)	$(422)	$(1,058)	$111	$(2,664)

Income (loss) per common share - diluted	$(0.06)	$(0.15)	$0.02	$(0.41)

Shares used in income (loss) per share calculation - diluted	7,297	6,838	7,395	6,544

The results of operations reported herein may not be indicative of future financial conditions or results of future operations.

Note 1: Included in other income (expense) was $(52,000) in expense in the quarter ended December 31, 2003 and $(592,000) in expense in the quarter ended December 31, 2002, representing the change in the “mark to market” value during the period of the outstanding warrants issued in connection with the private placement of common stock.

American Science & Engineering

Consolidated Balance Sheets

(Dollars in thousands)

	Dec. 31, 2003	March 31, 2003
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,129	$5,585
Restricted cash	585	1,895
Short-term investments	3,246	4,538
Accounts receivable, net of allowances of $235 at December 31, 2003 and $246 at March 31, 2003	13,994	10,499
Unbilled costs and fees, net of allowances or $437 at December 31, 2003 and March 31, 2003	4,281	4,343
Inventories	14,824	15,748
Prepaid expenses and other current assets	1,242	822
Total current assets	50,301	43,430

Non-current assets:
Other assets	170	172
Property and equipment, net of accumulated depreciation of $11,761 on December 31, 2003 and $10,549 at March 31, 2003	2,940	3,714
	$53,411	$47,316

Liabilities & Stockholders’ Investment
Current liabilities:
Line of credit	$—	$—
Accounts payable	3,774	5,327
Accrued salaries and benefits	1,689	1,476
Accrued warranty costs	463	535
Deferred revenue	1,786	1,928
Customer deposits	6,624	2,747
Other current liabilities	1,541	1,221
Total current liabilities	15,877	13,234

Non-current liabilities:
Warrant Liability	1,338	820
Deferred revenue	293	751
Other non-current liabilities	86	153
Total non-current liabilities	1,717	1,724

Stockholders’ investment:
Preferred stock, no par value
Common stock, $.66-2/3 par value	4,884	4,581
Capital in excess of par value	41,817	38,780
Cumulative translation adjustment	8	—
Retained earnings	(10,892)	(11,003)
Total stockholders’ investment	35,817	32,358
	$53,411	$47,316

The results of operations reported herein may not be indicative of future financial conditions or results of future operations.